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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549





                              FORM 8-K/A

                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 17, 1994


             Harman International Industries, Incorporated
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        (Exact name of registrant as specified in its charter)


                               Delaware
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            (State or other jurisdiction of incorporation)


        1-9764                                11-2534306
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(Commission File Number)          (IRS Employer Identification No.)


1101 Pennsylvania Avenue, N.W., Suite 1010, Washington, D.C.  20004
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (202) 393-1101
                                                   ----------------

                            Not Applicable
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     (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets

     On March 17, 1994, Harman International Industries, Incorporated ("Harman"), through its wholly owned subsidiary Harman Investment Company, Incorporated, completed its acquisition and acquired from Motor-Columbus AG and its affiliates ("Motor-Columbus") 100% of Studer Revox AG ("Studer Revox"), a leading company in the professional audio field, with particular strength in the recording and broadcast areas. Motor-Columbus retained the Revox Consumer Products division and the rights to use the Revox name.

     Under the terms of the Stock Purchase Agreement dated February 3, 1994 by and among Harman, Motor-Columbus and Studer Revox, as amended, Harman paid 100 Swiss Francs (approximately US $70.00) for all of the issued and outstanding stock in Studer Revox. Harman assumed post-acquisition indebtedness of Studer Revox of approximately 23 million Swiss Francs (approximately US $16 million).

     Studer Revox, which was founded in 1948, is headquartered in Regensdorf, Switzerland. The company manufactures analog and digital tape recorders, mixing consoles, switching systems, digital audio workstations, professional compact disc players and recorders and turnkey broadcasting studios. Its principal subsidiaries are located in France, the United States, Canada, Germany, the United Kingdom, Japan, Singapore and Austria. Harman currently intends to continue to use Studer Revox's facilities for the same purposes as they were previously used.


Item 7.  Financial Statements and Exhibits

     The financial statements required by Items 7 (a) and (b) are filed as a part of this Current Report on Form 8-K/A. The pro forma combined results of operations for Studer Revox and Harman are provided for the twelve month period ending December 31, 1993. The statement of operations data for Harman for the twelve month period ended December 31, 1993 has been derived from quarterly unaudited consolidated
financial statements of the Company and its subsidiaries.   The
financial data for the Studer Revox statement of operations for the three month period ending March 31, 1994 and the balance sheet as of March 31, 1994 are included in the Company's Condensed Consolidated Financial Statements filed today in the Company's SEC Report on Form 10-
Q. Prior to the acquisition, Studer Revox reported on a calendar fiscal year and due to the practices in existence for interim reporting at Studer Revox and the sale of assets by Studer Revox prior to the acquisition, the preparation of interim period pro forma financial statements is not practicable.




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Item 7.  Financial Statements and Exhibits (continued)


Exhibit        Description
- --------       ------------

1.1 Audited Consolidated Financial Statements of Studer Revox AG for the year ended December 31, 1993.

1.2 Proforma combined results of operations for the year ended December 31, 1993 to give effect to the Studer acquisition as though it occurred on January 1, 1993.







































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                              Signatures
                              ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARMAN INTERNATIONAL
                                   INDUSTRIES, INCORPORATED



                                   By:  _______________________
                                        Sandra B. Robinson
                                        Vice President - Financial
                                           Operations

Date:  May 12, 1994































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                             EXHIBIT INDEX
                          -------------


Exhibit        Description                                  Page
- --------       -------------                                -----

1.1            Audited Consolidated Financial Statements
               of Studer Revox AG for the year ended
               December 31, 1993.                           6-22

1.2            Pro forma combined results of operations
               for the Company and Studer for the year
               ended December 31, 1993 to give effect to
               the Studer Acquisition as though it
               occurred on January 1, 1993.                 23-26
































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